UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 05, 2013

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MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

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WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of Principal Executive Offices) (Zip Code)

304-363-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Since the previous Form 8-K was filed on January 22, 2013, MVB Financial Corp has sold 360,464 shares of common stock at $24 per share totaling $8,861,136 under Section 4(2) of the Securities Act of 1933, as amended, and under Rule 506 of Regulation D promulgated thereunder.

Subject to certain rescission rights, as of April 1, 2013, MVB Financial Corp. concluded its Private Offering with a total of 1,132,527 shares of its common stock at a price of $24 per share for a total offering of $27,180,648. The issuer believes the offering satisfies all terms and conditions of 230.506 of Regulation D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Eric L. Tichenor
Eric L. Tichenor Senior VP, Chief Financial Officer

Date:  April 05, 2013